SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    May 19, 2004
                                                  ------------------------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

        Delaware                          0-28815                06-1241321
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(State or other Jurisdiction      (Commission File Number)   (IRS Employer
           of Incorporation)                                 Identification No.)



13 North Street, Litchfield, Connecticut                                06759
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (860) 567-8752
                                                   ---------------


N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report
First Litchfield Financial Corporation

Item 5.  Other Events.
         ------------

     A. Annual Meeting of Shareholders of First Litchfield Financial Corporation
        ------------------------------------------------------------------------

     The Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") was held on Wednesday, May 19, 2004.

     1.Election Of Directors.
       ---------------------

     The vote for re-electing each of the five (5) Directors listed below to serve for a term of three years is as follows:

                                                                   Withholding
                                               For                  Authority

George M. Madsen  Number of Shares:         1,380,690                  15,683
                                            ---------               ---------
                  Percentage of
                  Shares Voted:                 98.88%                   1.12%
                                            ---------               ---------
                  Percentage of Shares
                  Entitled to Vote:             72.25%                    .82%
                                            ---------               ---------


                                                                   Withholding
                                               For                  Authority

Alan B. Magary    Number of Shares:         1,376,091                  20,282
                                            ---------               ---------
                  Percentage of
                  Shares Voted:                 98.55%                   1.45%
                                            ---------               ---------
                  Percentage of Shares
                  Entitled to Vote:             72.01%                   1.06%
                                            ---------               ---------

                                                                   Withholding
                                               For                  Authority


Gregory S.        Number of Shares:         1,383,315                  13,058
                                            ---------               ---------
Oneglia           Percentage of
                  Shares Voted:                 99.06%                    .94%
                                            ---------               ---------
                  Percentage of Shares
                  Entitled to Vote:             72.39%                    .68%
                                            ---------               ---------

                                                                   Withholding
                                               For                  Authority

William J.        Number of Shares:         1,384,272                  12,101
                                            ---------               ---------
Sweetman          Percentage of
                  Shares Voted:                 99.13%                    .87%
                                            ---------               ---------
                  Percentage of Shares
                  Entitled to Vote:             72.44%                    .63%
                                            ---------               ---------

Patricia D.       Number of Shares:         1,384,272                  12,101
                                            ---------               ---------
Werner            Percentage of
                  Shares Voted:                 99.13%                    .87%
                                            ---------               ---------
                  Percentage of Shares
                  Entitled to Vote:             72.44%                    .63%
                                            ---------               ---------

     2. Appointment of Auditors.
        -----------------------

     To vote cast "FOR," "AGAINST" and "ABSTAIN" on the proposal to ratify the appointment of McGladrey & Pullen, LLP to act as independent auditors of the current fiscal year were as follows:



        "FOR APPROVAL"             "AGAINST APPROVAL"                  "ABSTAIN"

          1,384,303                           138                         11,932
        -------------              ------------------                  ---------
              Number                     Number                       Number

            72.44%                         0.01%                          0.62%
        -------------              ------------------                  ---------

                              (Percent of shares entitled to vote)

           99.14 %                         0.01%                          0.85%
        -------------              ------------------                  ---------
                (Percent of shares actually voted at the meeting)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: May 20, 2004                   FIRST LITCHFIELD FINANCIAL CORPORATION



                                       By  /s/ Joseph J. Greco
                                         ---------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer


                                      -3-